EXHIBIT 10.43

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "Agreement"), given as of this 17th day of February, 1999, by Cotton Communications, Inc. a Georgia corporation (the "Pledgor") in favor of Able Telcom Holding Corp. ("Able").

                              W I T N E S S E T H :

         WHEREAS, Able and Pledgor entered into a Financing Agreement (the "Agreement") dated the date hereof pursuant to which Able loaned Borrower $32,000,000 to purchase the Series B Preferred Stock and the Senior Notes, which loan is evidenced by the Note;

         WHEREAS, the Pledgor is the owner of 2,785 shares of the Series B Preferred Stock and all the Senior Notes;

         WHEREAS, the Pledgor has agreed to pledge and assign to Able all of the Pledgor's right, title, and interest in and to the Series B Preferred Stock and the Senior Notes (collectively, the "Securities") as security for the payment and performance of the Note;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby covenants and agrees with Able that capitalized terms used herein shall have the meanings ascribed thereto in the Agreement, unless otherwise defined or limited herein, and the Pledgor further covenants and agrees with Able as follows:

         1. WARRANTY. The Pledgor hereby warrants to Able that except for the security interest created hereby, the Pledgor owns the Securities and has the unrestricted right to pledge the Securities.

         2. SECURITY INTEREST. The Pledgor hereby grants, conveys, and pledges to Able a security interest in and security title to all of its right, title, and interest in and to the Securities, together with all proceeds thereof and all dividends or other amounts paid or payable with respect thereto, as security for the payment of the Note. The Pledgor has, on this date delivered the Securities to and deposited the Securities with Able, together with stock powers endorsed in blank by the Pledgor.

         The Pledgor hereby appoints Able the Pledgor's true and lawful attorney-in-fact to execute such documents (including, without limitation, a stock power) and as shall be


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necessary to effect a transfer of the Securities by Able (which power of attorney is coupled with an interest and is irrevocable so long as any of the
Note is outstanding.

         3. ADDITIONAL SHARES. In the event that, during the term of this
Agreement:

            (a) Any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Able, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by the Pledgor or to which the Pledgor shall be entitled shall be immediately transferred to Able, by delivery, together with stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Securities to be held by Able under the terms of this Agreement; and

            (b) Subscriptions, warrants, or any other rights or options shall be issued in connection with the Securities, all new stock, or other securities acquired through such subscriptions, warrants, rights, or options by the Pledgor shall be immediately transferred by delivery to Able and shall thereupon constitute Securities to be held by Able under the terms of this Agreement.

         4. DEFAULT. Upon the failure of Pledgor to make prepayments on or payment of the Note, or upon a breach by Pledgor of the Agreement, Able may transfer, sell, or otherwise dispose of the Securities or any portion of the Securities at a public or private sale or make other commercially reasonable disposition of the Securities or any portion thereof after ten (10) days' notice to the Pledgor, and Able may purchase the Securities or any portion thereof at any public or private sale.

         The proceeds of the public or private sale or other disposition shall be applied to the Note costs incurred in connection with the sale and to the payment of the Note.

         5. ADDITIONAL RIGHTS OF SECURED PARTY. In addition to its rights and privileges under this Agreement, Able shall have all the rights, powers, and privileges of secured parties under the Uniform Commercial Code of the State of Florida. All rights of Able shall be cumulative and not exclusive.

         6. TERMINATION. This Agreement, and the security interest hereunder granted to Able in the Securities, shall terminate on the earlier of the date on which the Note is paid in full or all the Securities are sold or redeemed or paid in full or October 31, 2000.

         7. SECURITY AGREEMENT. This Agreement shall constitute a security agreement under the Uniform Commercial Code as in effect in the State of Florida.

         8. GENERAL.

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            (a) Time is of the essence of this Agreement. No waiver by Able of any power or right hereunder or of any default by the Pledgor hereunder shall be binding upon Able unless in writing signed by Able. No failure or delay by Able to exercise any power or right hereunder or binding waiver of any default hereunder shall operate as a waiver of any other or further exercise of such power or any other default. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the Pledgor and Able and may not be modified except by a writing executed by Able and delivered by Able to the Pledgor.

            (b) If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable shall be deemed separate, distinct, and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

            (c) The rights and obligations of the parties hereunder shall inure to the benefit of and bind their respective successors and assigns.

            (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

            (e) All notices and demands required or permitted hereunder or by law shall be in writing or by telecopy and shall be mailed or delivered to the party to whom notice is intended to be given at such address as shall be designated in writing by such party.


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              IN WITNESS WHEREOF, the Pledgor has executed this Agreement by and through its duly authorized officers as of the day and year first above written.


PLEDGOR:

COTTON COMMUNICATIONS, INC.

By: /s/ TYLER DIXON
    --------------------------------
        Tyler Dixon
    Title: President

Attest: ____________________________
    Title: _________________________

        [CORPORATE SEAL]

[ ___________________________(SEAL)]


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